UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 S. 84th Street, Suite 300

Milwaukee, Wisconsin 53214

(Address of principal executive offices, including zip code)

(414) 381-2860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 22, 2025, Mayville Engineering Company, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, Jagadeesh (Jag) A. Reddy and Jay O. Rothman, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2028 annual meeting of shareholders;
●	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025;
●	An advisory vote to approve the compensation of the Company’s named executive officers; and
●	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

As of the February 21, 2025 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 20,419,823 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 93% of all shares (and votes) were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Jagadeesh (Jag) A. Reddy and Jay O. Rothman as directors for a three-year term to expire at the Company’s 2028 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
Jagadeesh (Jag) A. Reddy	15,665,632	93.91%	1,016,164	6.09%	2,316,789	N/A
Jay O. Rothman	8,860,254	53.11%	7,821,542	46.89%	2,316,789	N/A

Ratify Appointment of Deloitte & Touche LLP for 2025

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
18,523,808	97.79%	417,783	2.21%	56,994	N/A	—	N/A

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The shareholders approved the compensation of the Company’s named executive officers. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
13,021,820	96.41%	484,172	3.59%	3,175,804	N/A	2,316,789	N/A

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur every year. The results of the advisory vote were as follows:

One Year		Two Years		Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
12,643,511	93.77%	22,612	0.16%	816,758	6.07%	3,198,918	N/A

Broker Non-Votes
Votes	Percentage (2)
2,316,789	N/A

In accordance with the results of this vote, the Board of Directors determined to implement an advisory shareholder vote to approve the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers, which is scheduled to occur at the Company’s 2031 annual meeting of shareholders.

(1)	Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: April 24, 2025	By:	/s/ Sean P. Leuba
Sean P. Leuba
Senior Vice President, General Counsel and Secretary